Pursuant to a written consent, dated November 21, 2011, Massachusetts Mutual Life Insurance Company (“MassMutual”), MassMutual RetireSMARTSM Conservative Fund, MassMutual RetireSMARTSM Moderate Fund, MassMutual RetireSMARTSM Moderate Growth Fund, MassMutual RetireSMARTSM Growth Fund, MassMutual RetireSMARTSM In Retirement Fund, MassMutual RetireSMARTSM 2010 Fund, MassMutual RetireSMARTSM 2015 Fund, MassMutual RetireSMARTSM 2020 Fund, MassMutual RetireSMARTSM 2025 Fund, MassMutual RetireSMARTSM 2030 Fund, MassMutual RetireSMARTSM 2035 Fund, MassMutual RetireSMARTSM 2040 Fund, MassMutual RetireSMARTSM 2045 Fund, MassMutual RetireSMARTSM 2050 Fund, Retirement Benefit Accumulation Plan for Employees of PricewaterhouseCoopers, LLP, Savings Plan for Employees and Partners of PricwaterhouseCoopers, LLP, Retirement Wealth Builder Plan of PricewaterhouseCoopers, LLP, and Savings Plan for Employees and Partners of PricewaterhouseCoopers, LLP, in Puerto Rico, together, as the owner of a majority of the issued and outstanding shares of the MassMutual Select Funds (the “Trust”), elected the Trustees of the Trust, as described in the Information Statement dated October 31, 2011.

Pursuant to a written consent, dated November 21, 2011, MassMutual, MassMutual RetireSMART Conservative Fund, MassMutual RetireSMART Moderate Fund, MassMutual RetireSMART Moderate Growth Fund, MassMutual RetireSMART Growth Fund, MassMutual RetireSMART In Retirement Fund, MassMutual RetireSMART 2010 Fund, MassMutual RetireSMART 2015 Fund, MassMutual RetireSMART 2020 Fund, MassMutual RetireSMART 2025 Fund, MassMutual RetireSMART 2030 Fund, MassMutual RetireSMART 2035 Fund, MassMutual RetireSMART 2040 Fund, MassMutual RetireSMART 2045 Fund, MassMutual RetireSMART 2050 Fund, Retirement Benefit Accumulation Plan for Employees of PricewaterhouseCoopers, LLP, Savings Plan for Employees and Partners of PricwaterhouseCoopers, LLP, Retirement Wealth Builder Plan of PricewaterhouseCoopers, LLP, and Savings Plan for Employees and Partners of PricewaterhouseCoopers, LLP, in Puerto Rico, together, as the owner of a majority of the issued and outstanding shares of the Trust, approved  an Amended and Restated Agreement and Declaration of Trust, as described in the Information Statement dated October 31, 2011.

Pursuant to a written consent, dated November 21, 2011, MassMutual, as the owner of a majority of the issued and outstanding shares of the MassMutual Select PIMCO Total Return Fund, MassMutual Select Strategic Bond Fund, MassMutual Select Strategic Balanced Fund, MassMutual Select Fundamental Value Fund, MassMutual Select Value Equity Fund, MassMutual Select Large Cap Value Fund, MassMutual Select Indexed Equity Fund, MassMutual Select Blue Chip Growth Fund, MassMutual Select Growth Opportunities Fund, MassMutual Select Fundamental Growth Fund (formerly known as MassMutual Select NASDAQ-100® Fund), MassMutual Select Focused Value Fund, MassMutual Select Small Company Value Fund, MassMutual Select Mid Cap Growth Equity II Fund, MassMutual Select Small Cap Growth Equity Fund, MassMutual Select Overseas Fund, MassMutual RetireSMART Conservative Fund, MassMutual RetireSMART Moderate Fund, MassMutual RetireSMART Moderate Growth Fund, MassMutual RetireSMART Growth Fund, MassMutual RetireSMART In Retirement Fund, MassMutual RetireSMART 2010 Fund, MassMutual RetireSMART 2015 Fund, MassMutual RetireSMART 2020 Fund, MassMutual RetireSMART 2025 Fund, MassMutual RetireSMART 2030 Fund, MassMutual RetireSMART 2035 Fund, MassMutual RetireSMART 2040 Fund, MassMutual RetireSMART 2045 Fund, and MassMutual RetireSMART 2050 Fund (each a “Fund”), approved an amended an restated investment management agreement for each Fund, as described in the Information Statement dated October 31, 2011.

Pursuant to a written consent, dated November 21, 2011, MassMutual, MassMutual RetireSMART Conservative Fund, MassMutual RetireSMART Moderate Fund, MassMutual RetireSMART Moderate Growth Fund, MassMutual RetireSMART Growth Fund, MassMutual RetireSMART In Retirement Fund, MassMutual RetireSMART 2010 Fund, MassMutual RetireSMART 2015 Fund, MassMutual RetireSMART 2020 Fund, MassMutual RetireSMART 2025 Fund, MassMutual RetireSMART 2030 Fund, MassMutual RetireSMART 2035 Fund, MassMutual RetireSMART 2040 Fund, MassMutual RetireSMART 2045 Fund, and MassMutual RetireSMART 2050 Fund, together, as the owner of a majority of the issued and outstanding shares of the MassMutual Select Diversified Value Fund, MassMutual Select Core Opportunities Fund, MassMutual Select Large Cap Growth Fund, MassMutual Select Mid-Cap Value Fund, MassMutual Select Small Cap Value Equity Fund, MassMutual Select Small Company Growth Fund, and MassMutual Select Diversified International Fund (each a “Fund”), approved an amended an restated investment management agreement for each Fund, as described in the Information Statement dated October 31, 2011.

Pursuant to a written consent, dated November 21, 2011, Retirement Benefit Accumulation Plan for Employees of PricewaterhouseCoopers, LLP, Savings Plan for Employees and Partners of PricwaterhouseCoopers, LLP, Retirement Wealth Builder Plan of PricewaterhouseCoopers, LLP, and Savings Plan for Employees and Partners of PricewaterhouseCoopers, LLP, in Puerto Rico, together, as the owner of a majority of the issued and outstanding shares of the MassMutual Select BlackRock Global Allocation Fund, approved an amended an restated investment management agreement, as described in the Information Statement dated October 31, 2011.

Pursuant to a written consent, dated November 21, 2011, MassMutual, as the owner of a majority of the issued and outstanding shares of the MassMutual Select Fundamental Growth Fund (the “Fund”), approved an amended an restated investment management agreement to increase the investment advisory fee rate payable by the Fund, as described in the Information Statement dated October 31, 2011.

Pursuant to a written consent, dated November 21, 2011, MassMutual, as the owner of a majority of the issued and outstanding shares of the MassMutual Select Blue Chip Growth Fund (the “Fund”), approved amendments to the Fund’s fundamental investment restrictions with respect to diversification of investments, borrowing money and issuing senior securities, participation in the underwriting of securities, investment in real estate, making loans, concentrating investments in an industry, and investing all assets in a single open-end management investment company, as described in the Information Statement dated October 31, 2011.

Pursuant to a written consent, dated November 21, 2011, MassMutual, as the owner of a majority of the issued and outstanding shares of the MassMutual Select Strategic Bond Fund, MassMutual Select Strategic Balanced Fund, MassMutual Select Fundamental Value Fund, MassMutual Select Large Cap Value Fund, MassMutual Select Indexed Equity Fund, MassMutual Select Blue Chip Growth Fund, MassMutual Select Growth Opportunities Fund, MassMutual Select Fundamental Growth Fund, MassMutual Select Focused Value Fund, MassMutual Select Small Company Value Fund, MassMutual Select Mid Cap Growth Equity II Fund, MassMutual Select Small Cap Growth Equity Fund, MassMutual Select Overseas Fund, MassMutual RetireSMART In Retirement Fund, MassMutual RetireSMART 2010 Fund, MassMutual RetireSMART 2015 Fund, MassMutual RetireSMART 2020 Fund, MassMutual RetireSMART 2025 Fund, MassMutual RetireSMART 2030 Fund, MassMutual RetireSMART 2035 Fund, MassMutual RetireSMART 2040 Fund, MassMutual RetireSMART 2045 Fund, and MassMutual RetireSMART 2050 Fund (each a “Fund”), approved an amendment to each Fund’s fundamental investment restriction with respect to investment in commodities and commodity contracts, as described in the Information Statement dated October 31, 2011.

Pursuant to a written consent, dated November 21, 2011, MassMutual, MassMutual RetireSMART Conservative Fund, MassMutual RetireSMART Moderate Fund, MassMutual RetireSMART Moderate Growth Fund, MassMutual RetireSMART Growth Fund, MassMutual RetireSMART In Retirement Fund, MassMutual RetireSMART 2010 Fund, MassMutual RetireSMART 2015 Fund, MassMutual RetireSMART 2020 Fund, MassMutual RetireSMART 2025 Fund, MassMutual RetireSMART 2030 Fund, MassMutual RetireSMART 2035 Fund, MassMutual RetireSMART 2040 Fund, MassMutual RetireSMART 2045 Fund, and MassMutual RetireSMART 2050 Fund, together, as the owner of a majority of the issued and outstanding shares of the MassMutual Select Diversified Value Fund, MassMutual Select Core Opportunities Fund, MassMutual Select Large Cap Growth Fund, MassMutual Select Mid-Cap Value Fund, MassMutual Select Small Cap Value Equity Fund, MassMutual Select Small Company Growth Fund, and MassMutual Select Diversified International Fund (each a “Fund”), approved an amendment to each Fund’s fundamental investment restriction with respect to investment in commodities and commodity contracts, as described in the Information Statement dated October 31, 2011.

Pursuant to a written consent, dated November 21, 2011, Retirement Benefit Accumulation Plan for Employees of PricewaterhouseCoopers, LLP, Savings Plan for Employees and Partners of PricwaterhouseCoopers, LLP, Retirement Wealth Builder Plan of PricewaterhouseCoopers, LLP, and Savings Plan for Employees and Partners of PricewaterhouseCoopers, LLP, in Puerto Rico, together, as the owner of a majority of the issued and outstanding shares of the MassMutual Select BlackRock Global Allocation Fund, approved an amendment to the Fund’s fundamental investment restriction with respect to investment in commodities and commodity contracts, as described in the Information Statement dated October 31, 2011.